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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 19, 1997


                          DOW JONES & COMPANY, INC.
           (Exact name of registrant as specified in its charter)


          Delaware                     1-7564                  13-5034940
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
 of incorporation)                                       Identification No.)

200 Liberty Street, New York, New York                              10281
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (212) 416-2000
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Item 5.  Other Events

Attached as an exhibit is a copy of a press release that the Company issued November 19, 1997.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed with this Report:

Exhibit Number                       Description

99                                   Press Release dated November 19, 1997


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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                DOW JONES & COMPANY, INC.


Dated:  November 19, 1997                  By:       Thomas G. Hetzel
                                                        Comptroller
                                                (Chief Accounting Officer)